Exhibit 10.1

December 10, 2008

The Parent Company

1099 18th St., Suite 80202

Denver, CO 80202

Attention: Michael Wagner, Chief Executive Officer

Gentlemen:

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 12, 2007 by and among The Parent Company, a Colorado corporation (“Parent”), BabyUniverse, Inc., a Colorado corporation (“BabyUniverse”), eToys Direct, Inc., a Colorado corporation (“eToys Direct”), PoshTots, Inc, a Colorado corporation (“PoshTots”), Dreamtime Baby, Inc., a Colorado corporation (“Dreamtime”), My Twinn, Inc., a Colorado corporation (“My Twinn”, and collectively with Parent, BabyUniverse, eToys Direct, PoshTots and Dreamtime, the “Borrowers”), the other Loan Parties from time to time party thereto, and the Lenders from time to time party thereto and The CIT Group/Business Credit, Inc., as Administrative Agent and Collateral Agent for the Lenders (the “Administrative Agent”), as modified by that certain letter agreement dated as of December 14, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of January 8, 2008, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 1, 2008, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of March 10, 2008, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of July 10, 2008 and as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 31, 2008 (as so modified and amended, the “Credit Agreement”). All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

Reference is also hereby made (i) to the letter dated December 1, 2008 from CIT (as hereinafter defined) to Parent (the “December 1st Reservation of Rights Letter”), (ii) to the letter agreement dated December 4, 2008 (the “December 4th Letter Agreement”) between CIT and Parent and acknowledged by D. E. Shaw Laminar Lending, Inc. (“Shaw”) and (iii) the letter agreement dated as of the date hereof between CIT and Shaw (the “Shaw Letter Agreement”).

The Loan Parties, by their execution of this letter, do hereby acknowledge and agree that as of the date of this letter (i) the Aggregate Revolving Exposure exceeds the Borrowing Base such that an Overadvance exists, (ii) The CIT Group/Business Credit, Inc., in its capacities as both Administrative Agent and sole Lender under the Credit Agreement (in both such capacities, “CIT”) has demanded that the Borrowers immediately repay the outstanding Overadvance, (iii) the Borrowers are currently unable to repay the outstanding Overadvance, (iv) as a result of the failure of the Borrowers to repay the outstanding Overadvance, an Event of Default has occurred and is continuing (the “Existing Event of Default”), and (v) CIT is presently entitled to exercise all of its rights and remedies against the Loan Parties, including, without limitation, the right to demand that the Loan Parties repay the outstanding Obligations in full, the right to refuse to make additional Revolving Loans or extend further credit to the Borrowers, and the right to take enforcement actions against the Loan Parties and the Collateral. As of the date hereof, CIT has elected not to exercise any such rights, but hereby expressly reserves the right to exercise any and all such rights at any time in the future for any reason whatsoever, subject to the term and conditions hereof.

The Parent Company

December 10, 2008

Notwithstanding that an outstanding Overadvance exists, the Existing Event of Default has occurred and is continuing, and CIT has no further obligation whatsoever to make additional Revolving Loans or extend further credit to the Loan Parties, the Loan Parties have requested that CIT (x) forbear during the Forbearance Period (as hereinafter defined) from exercising its default-related rights or remedies against the Loan Parties or the Collateral as a result of the occurrence and continuance of the Existing Event of Default, (y) continue to make Revolving Loans to the Borrowers during the Forbearance Period and (z) permit the Overadvance to remain outstanding during the Forbearance Period.

In consideration of and reliance on the acknowledgments, representations, warranties and agreements of the Loan Parties contained herein and the acknowledgements and agreements of Shaw contained in the Shaw Letter Agreement, CIT hereby agrees solely during the Forbearance Period to forbear from exercising its default-related remedies under the Loan Documents to the extent the availability of any such remedies arises exclusively from the Existing Event of Default, provided that the Loan Parties and Shaw shall comply at all times during the Forbearance Period with all of the provisions, limitations, restrictions and prohibitions set forth herein or in the Shaw Letter Agreement or that would otherwise be effective or applicable under any of the Loan Documents (whether or not during the occurrence and continuance of any Default or Event of Default), except that during the Forbearance Period Overadvances shall be permitted to remain outstanding in accordance with clause (i) of the immediately succeeding paragraph of this letter. Upon the occurrence of a Forbearance Termination Event (as hereinafter defined), the agreement of CIT to forbear with respect to the exercise of its default-related remedies under the Loan Documents shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which the Loan Parties hereby expressly waive. The Loan Parties hereby agree that CIT may at any time thereafter proceed to exercise any and all of its rights and remedies under any or all of the Loan Documents and/or applicable law, including without limitation, any and all of its rights and remedies under or in respect of the Guaranty. As used herein, the term “Forbearance Period” means the period commencing on the date hereof and ending on the earliest to occur (any such occurrence being a “Forbearance Termination Event”) of (i) December 12, 2008, (ii) the occurrence of any Default or Event of Default other than the Existing Event of Default, (iii) the failure of any Loan Party or Shaw to comply with any of its obligations under this letter or under the Shaw Letter Agreement or the inaccuracy in any material respect of any representation, warranty or acknowledgment made by any Loan Party in this letter or by Shaw in the Shaw Letter Agreement or (iv) the taking of any action by or on behalf of Shaw to repudiate or revoke or attempt to repudiate or revoke the Guaranty or the taking by Shaw of any action to contest the validity or enforceability of the Guaranty.

To induce CIT (x) to continue to make Revolving Loans to the Borrowers during the Forbearance Period, (y) to permit Overadvances to remain outstanding during the Forbearance Period, and (z) to forbear during the Forbearance Period from exercising its default-related rights or remedies against the Loan Parties or the Collateral, the Loan Parties each hereby represent, warrant, ratify, affirm, covenant, acknowledge and agree with CIT that (a) as of December 8, 2009, the outstanding principal amount of the Revolving Loans totaled $15,688,867 (it being understood that such outstanding principal amount was been determined after giving effect to the Revolving Loan in the principal amount of $550,000 made on December 9, 2009), the Availability Block totaled $10,000,000, the Borrowing Base (based on the Borrowing Base Certificate dated as of December 6, 2008) totaled $11,162,843, and if the Borrowing Base were to be calculated as of the date hereof, the Borrowing Base as so calculated would be lower than the Borrowing Base calculated as of December 6, 2008, (b) the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of the Loan Parties, (c) the Loan Parties do not have any claims, causes of action, defenses, or rights of set off against CIT, (d) the Loan Parties hereby release, waive, and forever discharge CIT (together with its predecessors, successors and assigns) from any and all actions, causes of action, suits, debts, defenses, rights of set off, or other claims

The Parent Company

December 10, 2008

whatsoever, in law or in equity, known or unknown, against CIT (and its predecessors, successors and assigns) with respect to events, acts or omissions occurring or arising on or prior to the date hereof, (e) nothing herein shall be deemed to constitute a release or relinquishment of the security interests, liens and rights of CIT, all of which security interests, liens and rights are hereby ratified and confirmed, (f) CIT has not waived, and nothing herein shall be deemed to constitute a waiver by CIT of, the Existing Event of Default, (g) all financial statements and information that the Loan Parties have delivered to CIT, and all additional financial statements and information that the Loan Parties will in the future deliver to CIT, including, without limitation, all Borrowing Base Certificates, are and will be true and correct in all material respects, (h) pursuant to Section 5.06 of the Credit Agreement, the Loan Parties shall permit any representatives, consultants, advisors or independent contractors designated by the Administrative Agent to visit and remain on or at the properties of the Loan Parties, to examine, monitor and make extracts from the books and records of the Loan Parties, to inspect, monitor and verify the Collateral and to take such other actions as are contemplated by Section 5.06 of the Credit Agreement, all at such times and with such frequency as the Administrative Agent may determine and all at the sole cost and expense of the Loan Parties and (i) the Borrowers shall not permit the outstanding principal amount of the Revolving Loans as of the dates set forth below to exceed the maximum principal balance set forth below opposite such dates nor shall the Borrowers permit the Aggregate Revolving Exposure as of the dates set forth below to exceed the Borrowing Base by more than the maximum Overadvance Amounts set forth below opposite such dates:

Date	Maximum Principal Balance	Maximum Overadvance Amount
December 10, 2008	$14,482,000	$3,319,000
December 11, 2008	$13,955,000	$2,792,000
December 12, 2008	$13,448,000	$2,325,000

This letter shall confirm that during the Forbearance Period, CIT will continue to honor requests from the Borrowers for additional Revolving Loans, provided that (i) in no event shall the outstanding principal amount of the Revolving Loans as of any date during such period exceed the Maximum Principal Balance for such date as set forth above (the occurrence of any such excess being a “Maximum Principal Balance Excess Event”) and (ii) in no event shall the Aggregate Revolving Exposure as of any date during such period exceed the Borrowing Base by more than the Maximum Overadvance Amount for such date as set forth above (the occurrence of any such excess being a “Maximum Overadvance Excess Event”). For avoidance of doubt, the Loan Parties expressly acknowledge and agree that the occurrence of a Maximum Principal Balance Excess Event or a Maximum Overadvance Excess Event shall constitute a Forbearance Termination Event for purposes of this letter.

The Loan Parties expressly acknowledge and agree that CIT’s willingness to continue to make Revolving Loans to the Loan Parties during the Forbearance Period as set forth herein is expressly conditioned upon, among other things, the receipt by CIT of (x) a counterpart of this letter duly executed by each of the Loan Parties and (y) a counterpart to the Shaw Letter Agreement duly executed by Shaw. The Loan Parties further acknowledge and agree that neither CIT’s agreement to forbear from the exercise of its default-related remedies in respect of the Existing Event of Default during the Forbearance Period as provided herein nor any funding by CIT of any additional Revolving Loans after the date hereof, shall constitute (x) a waiver by CIT of the Existing Event of Default or any other Default or Event of Default which may now exist or occur in the future, (y) an amendment to the Credit Agreement or any other Loan Document or (z) a waiver of any right or remedy that may be available to CIT under the Credit Agreement, the other Loan Documents or applicable law, all of which rights and remedies are expressly reserved.

The Parent Company

December 10, 2008

This letter agreement, together with the December 1st Reservation of Rights Letter and the December 4th Letter Agreement (i) set forth the entire understanding of the parties with respect to the Overadvance, the continuing Event of Default, and the rights and remedies available to CIT, and (ii) supersede all prior communications and draft letter agreements between the parties regarding the Overadvance, the continuing Event of Default, and the rights and remedies available to CIT.

The Parent Company

December 10, 2008

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:
THE PARENT COMPANY

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

BABYUNIVERSE, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

eTOYS DIRECT, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

POSHTOTS, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

DREAMTIME BABY, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

The Parent Company

December 10, 2008

MY TWINN, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

LOAN GUARANTORS: eTOYS DIRECT 1, LLC

By:	eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

eTOYS DIRECT 2, LLC

By:	eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

eTOYS DIRECT 3, LLC

By:	eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

GIFT ACQUISITION, L.L.C.

By:	eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

ADMINISTRATIVE AGENT AND SOLE LENDER:

THE CIT GROUP/BUSINESS CREDIT, INC., individually, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Renee M. Singer
Name:	Renee M. Singer
Title:	Senior Vice President